                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 23
Dividend Reinvestment Plan....................... 24

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:

    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.
    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.
    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term
    - Basing investment decisions on sound research
    - Building a diversified portfolio
    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                  [BAR GRAPH]


97Q3                                                          4.0
97Q4                                                          3.1
98Q1                                                          6.7
98Q2                                                          2.1
98Q3                                                          3.8
98Q4                                                          5.9
99Q1                                                          3.7
99Q2                                                          1.9
99Q3                                                          5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKL)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............   (14.88%)
One-year total return based on NAV(2).....................    (6.93%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     6.74%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    10.53%

 SHARE VALUATIONS

Net asset value...........................................  $  12.49
Closing common stock price................................  $10.6875
One-year high common stock price (11/25/98)...............  $13.5625
One-year low common stock price (10/25/99)................  $10.2500
Preferred share (Series A) rate(5)........................    3.250%
Preferred share (Series B) rate(5)........................    3.600%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

We recently spoke with representatives of the adviser of the Van Kampen Select Sector Municipal Trust about the key events and economic forces that shaped the markets during the past year. Dennis S. Pietrzak, portfolio manager, has managed the Trust since January 1996 and worked in the investment industry since 1968. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing overall nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A Some of the Trust's more seasoned holdings were nearing their call dates, so we took advantage of higher interest rates in the municipal market to replace these bonds with new issues. This allowed us to support the
Trust's income stream and extend its protection from bond calls with securities that were paying higher yields. Because bond prices had declined during the period, we were also able to enhance the Trust's tax management by selling these and other holdings at a capital loss. Using this strategy, we offset some of the gains we had earned early in 1999, enabling the Trust to avoid the need to distribute taxable capital gains to shareholders this year. However, this strategy also increased the Trust's duration--or sensitivity to interest-rate changes--because the new purchases were longer-duration securities. We feel that the longer duration will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.
    In addition, we focused on securities that, going forward, we felt would be in greatest demand by retail investors. That often involved selling the holdings that provided the most attractive coupon rate to investors (which varied as interest rates increased) and replacing them with other issues that appeared to be undervalued and had the potential for increased demand in the future. Throughout the year, this activity contributed to the Trust's total return.


   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases we experienced during the reporting period. For the one-year period ended October 31, 1999, the Trust returned -14.88 percent(1) based on market price. This reflects a decrease in market price from $13.31 per share on October 31, 1998, to $10.69 per share on October 31, 1999.
    On the positive side, the dividend remained unchanged during the past 12 months. The monthly federally tax-exempt dividend of $0.06 per share translates to a distribution rate of 6.74 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a taxable yield of 10.53 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.
    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.


[SIG]
Dennis S. Pietrzak
Portfolio Manager

[SIG]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*

                                  [BAR GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Health Care                                                                 16.7                               17.1
Transportation                                                              12.7                               12.3
Higher Education                                                            11.5                                9.6
Industrial Revenue                                                           9.9                                9.8
Retail Elec/Gas/Teleph                                                       9.8                               10.4

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)

NOVEMBER 1993 THROUGH OCTOBER 1999

                                  [LINE GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Nov 1993                                                                   15.00                              13.95
                                                                           14.75                              14.21
                                                                           13.63                              14.45
                                                                           12.50                              13.71
                                                                           11.38                              12.39
                                                                           11.63                              12.34
                                                                           11.25                              12.46
                                                                           11.38                              12.25
                                                                           11.25                              12.49
                                                                           11.13                              12.46
                                                                           10.13                              12.00
Oct 1994                                                                    9.63                              11.51
                                                                           10.00                              11.01
                                                                            9.88                              11.44
                                                                           10.50                              11.86
                                                                           11.25                              12.36
                                                                           11.13                              12.42
                                                                           11.13                              12.29
                                                                           10.63                              12.76
                                                                           10.75                              12.37
                                                                           10.63                              12.47
                                                                           10.75                              12.61
                                                                           10.50                              12.61
Oct 1995                                                                   10.75                              12.83
                                                                           10.88                              13.13
                                                                           11.00                              13.30
                                                                           11.00                              13.30
                                                                           11.13                              13.07
                                                                           10.63                              12.61
                                                                           10.38                              12.41
                                                                           10.25                              12.35
                                                                           10.25                              12.46
                                                                           10.38                              12.62
                                                                           10.63                              12.58
                                                                           10.88                              12.80
Oct 1996                                                                   10.63                              12.92
                                                                           11.00                              13.20
                                                                           10.75                              13.02
                                                                           10.75                              12.91
                                                                           10.88                              13.03
                                                                           10.63                              12.74
                                                                           10.88                              12.75
                                                                           10.94                              12.92
                                                                           11.19                              13.08
                                                                           12.25                              13.60
                                                                           11.75                              13.34
                                                                           12.06                              13.54
Oct 1997                                                                   11.75                              13.61
                                                                           12.00                              13.62
                                                                           12.25                              13.85
                                                                           12.75                              13.98
                                                                           12.88                              13.93
                                                                           12.19                              13.86
                                                                           12.00                              13.66
                                                                           12.19                              13.87
                                                                           12.38                              13.89
                                                                           12.63                              13.85
                                                                           12.38                              14.10
                                                                           13.00                              14.27
Oct 1998                                                                   13.31                              14.14
                                                                           13.44                              14.12
                                                                           13.31                              14.09
                                                                           12.81                              14.21
                                                                           12.75                              14.03
                                                                           12.75                              13.95
                                                                           12.81                              13.92
                                                                           11.88                              13.28
                                                                           12.25                              13.70
                                                                           11.88                              13.26
                                                                           11.44                              12.96
                                                                           11.06                              12.81
Oct 1999                                                                   10.69                              12.49

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [PIE CHART]

                                   AAA/Aaa            AA/Aa              A/A             BBB/Baa            BB/Ba
                                   -------            -----              ---             -------            -----
AS OF OCTOBER 31, 1999              62.60             10.10             9.10              10.00             6.90

                                  Non-Rated
                                  ---------
As of October 31, 1999              1.30

                                  [PIE CHART]

                              AAA/Aaa          AA/Aa            A/A           BBB/Baa          BB/Ba            B/B
                              -------          -----            ---           -------          -----            ---
AS OF OCTOBER 31, 1998         60.40           12.00           12.30           8.60            3.90            1.50

                             Non-Rated
                             ---------
As of October 31, 1998         1.30

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

DIVIDEND HISTORY

FOR THE PERIOD ENDED OCTOBER 31, 1999

                                  [BAR GRAPH]



                                                         DIVIDEND
                                                         ---------

Nov 1998                                                    $.06
Dec 1998                                                    $.06
Jan 1999                                                    $.06
Feb 1999                                                    $.06
Mar 1999                                                    $.06
Apr 1999                                                    $.06
May 1999                                                    $.06
Jun 1999                                                    $.06
Jul 1999                                                    $.06
Aug 1999                                                    $.06
Sep 1999                                                    $.06
Oct 1999                                                    $.06

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         ALASKA  1.4%
$1,500   Alaska Hsg Fin Corp Ser A Rfdg........    5.000%     12/01/18    $ 1,301,910
                                                                          -----------
         CALIFORNIA  9.4%
 1,000   Foothill/Eastern Corridor Agy CA Toll
         Rd Rev Con Cap Apprec Rfdg (c)........  0/5.800      01/15/20        531,610
 3,900   Los Angeles, CA Metro Tran Auth Sales
         Tax Rev Ser A Rfdg (FGIC Insd)........    5.000      07/01/21      3,428,022
 3,000   Los Angeles, CA Regl Arpts Impt Corp
         Lease Rev Los Angeles Intl Arpt (FSA
         Insd) (b).............................    6.700      01/01/22      3,150,720
 1,500   Orange Cnty, CA Recovery Ctfs Partn
         Ser A (MBIA Insd).....................    6.000      07/01/07      1,616,760
                                                                          -----------
                                                                            8,727,112
                                                                          -----------
         COLORADO  4.8%
 1,000   Castle Rock, CO Multi-Family Rev Hsg
         Pines at Castle Rock Ser A (FSA
         Insd).................................    6.100      12/01/16      1,014,580
   766   Colorado Hsg Fin Auth Single Family
         Proj
         Sr Ser E..............................    8.125      12/01/24        816,081
 2,500   Meridian Metro Dist CO Rfdg...........    7.000      12/01/01      2,606,025
                                                                          -----------
                                                                            4,436,686
                                                                          -----------
         CONNECTICUT  1.1%
 1,000   Connecticut St Dev Auth Wtr Fac Rev
         Bridgeport Hydraulic..................    6.150      04/01/35        990,680
                                                                          -----------
         HAWAII  1.1%
 1,000   Hawaii St Arpts Sys Rev (FGIC Insd)
         (b)...................................    7.000      07/01/10      1,053,000
                                                                          -----------
         ILLINOIS  2.0%
 1,000   Metropolitan Pier & Expo Auth IL
         Dedicated St Tax McCormick Pl Expn
         Proj (FGIC Insd)......................    5.500      12/15/24        922,690
 2,500   Will Cnty, IL Cmnty Unit Sch Dst #365U
         Vly View Ser B (FSA Insd).............     *         11/01/16        893,925
                                                                          -----------
                                                                            1,816,615
                                                                          -----------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         INDIANA  4.0%
$3,450   Indiana Hlth Fac Fin Auth Hosp Rev
         Comm Hosp of IN (MBIA Insd) (b).......    6.850%     07/01/22    $ 3,677,355
                                                                          -----------
         KENTUCKY  5.4%
 1,280   Kenton Cnty, KY Arpt Brd Arpt Rev
         Cincinnati/Nrthn KY Intl Ser A Rfdg
         (MBIA Insd)...........................    6.100      03/01/07      1,349,030
 4,000   Louisville & Jefferson Cnty, KY Metro
         Swr Dist Drainage Rev Rfdg (MBIA Insd)
         (b)...................................    5.300      05/15/19      3,681,480
                                                                          -----------
                                                                            5,030,510
                                                                          -----------
         LOUISIANA  6.0%
 1,750   St Charles Parish, LA Environmental
         Impt Rev LA Pwr & Lt Co Proj A (AMBAC
         Insd) (b).............................    6.875      07/01/24      1,873,445
 3,500   St Charles Parish, LA Polution Ctl Rev
         LA Pwr & Lt Co Proj A (FSA Insd)
         (b)...................................    7.500      06/01/21      3,706,710
                                                                          -----------
                                                                            5,580,155
                                                                          -----------
         MAINE  4.4%
 4,000   Maine Muni Bond Bk Ser A Rfdg.........    5.375      11/01/08      4,045,920
                                                                          -----------
         MARYLAND  2.0%
 1,000   Maryland St Econ Dev Corp Student Hsg
         Rev Collegiate Hsg Salisbury Ser A....    6.000      06/01/19        959,390
 1,000   Maryland St Econ Dev Corp Student Hsg
         Rev Collegiate Hsg Towson Ser A.......    5.750      06/01/29        891,180
                                                                          -----------
                                                                            1,850,570
                                                                          -----------
         MASSACHUSETTS  1.4%
 1,235   Massachusetts St Indl Fin Agy Rev
         (b)...................................    6.750      12/01/20      1,281,337
                                                                          -----------
         MICHIGAN  6.7%
 1,580   Michigan Higher Edl Fac Auth Ltd Oblig
         Rev Hope College Rfdg (Connie Lee
         Insd).................................    7.000      10/01/13      1,721,837
 2,500   Michigan St Strategic Fund Ltd Oblig
         Rev Detroit Edison Co College Rfdg
         (FGIC Insd)...........................    6.950      09/01/21      2,632,425
 2,000   Michigan St Strategic Fund Ltd Oblig
         Rev Detroit Edison Co College Rfdg Ser
         A (MBIA Insd).........................    5.550      09/01/29      1,827,840
                                                                          -----------
                                                                            6,182,102
                                                                          -----------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         MISSOURI  5.6%
$3,855   Missouri St Hlth & Edl Fac Auth Hlth
         Fac Rev SSM Hlthcare Ser AA Rfdg (MBIA
         Insd) (b).............................    6.400%     06/01/10    $ 4,199,945
 1,000   St Charles Cnty, MO Indl Dev Auth Rev
         Westchester Vlg Apts Ser A Rfdg (FNMA
         Collateralized).......................    6.150      02/01/27      1,010,840
                                                                          -----------
                                                                            5,210,785
                                                                          -----------
         NEVADA  1.7%
 1,475   Nevada Hsg Div Single Family Prog Ser
         E.....................................    6.900      10/01/14      1,522,628
                                                                          -----------
         NEW JERSEY  6.2%
 1,340   New Jersey Econ Dev Auth Dist Heating
         & Cooling Rev Trigen Trenton Proj Ser
         A.....................................    6.200      12/01/10      1,328,275
 2,500   New Jersey Econ Dev Auth Spl Fac Rev
         Continental Airls Inc.................    6.250      09/15/29      2,096,280
 2,000   New Jersey Hlthcare Fac Fin Auth Genl
         Hosp Cent at Passaic (FSA Insd) (b)...    6.000      07/01/14      2,337,025
                                                                          -----------
                                                                            5,761,580
                                                                          -----------
         NEW MEXICO  1.9%
 1,000   New Mexico St Hosp Equip Ln Council
         Hosp Rev Mem Med Ctr Inc Proj.........    5.500      06/01/28        849,720
 1,000   New Mexico St Hosp Equip Ln Council
         Hosp Rev Mem Med Ctr Inc ACA-CBI......    5.500      06/01/28        887,060
                                                                          -----------
                                                                            1,736,780
                                                                          -----------
         NEW YORK  15.8%
 1,000   New York City Subser A-1 (Embedded
         Cap) (d)..............................    6.170      08/01/12      1,001,350
 1,000   New York City Ser H (Prerefunded @
         02/01/02) (FSA Insd)..................    7.000      02/01/21      1,069,760
 2,000   New York City, NY Hsg Dev Corp Mtg Rev
         Multi-family Ser A Rfdg (FHA Insd)....    6.550      10/01/15      2,094,340
 1,000   New York City, NY Indl Dev Agy Civic
         Fac Rev Touro College Proj Ser A......    6.350      06/01/29        944,710
 3,100   New York St Med Care Fac Fin Agy Rev
         NY Hosp Ser A (Prerefunded @ 02/15/05)
         (AMBAC Insd)..........................    6.800      08/15/24      3,438,024

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$2,500   New York St Dorm Auth Rev St Univ Edl
         Fac Ser B.............................    5.250%     05/15/09    $ 2,487,900
 4,000   New York St Dorm Auth Rev City Univ
         Ser F.................................    5.000      07/01/14      3,568,120
                                                                          -----------
                                                                           14,604,204
                                                                          -----------
         OHIO  2.4%
 1,500   Akron, OH Crtf Partn Akron Muni
         Baseball Stad Proj (c)................  0/6.900      12/01/16      1,404,630
 1,000   Cleveland, OH Arpt Spl Rev Continental
         Airls, Inc Rfdg.......................    5.375      09/15/27        832,560
                                                                          -----------
                                                                            2,237,190
                                                                          -----------
         OKLAHOMA  3.3%
 1,000   Oklahoma Dev Fin Auth Rev (a).........    5.750      02/15/25        955,690
 1,990   Oklahoma Hsg Fin Agy Single Family Mtg
         Rev Homeownership Ln Pgm Ser A (GNMA
         Collateralized).......................    7.050      09/01/26      2,124,146
                                                                          -----------
                                                                            3,079,836
                                                                          -----------
         TEXAS  8.1%
 2,500   Dallas Cnty, TX Util & Reclamation
         Dist Ser B Rfdg (AMBAC Insd) (a)......    5.875      02/15/29      2,447,550
 3,000   Houston, TX Arpt Sys Rev Spl Facs
         Continental Airls Ser B...............    6.125      07/15/27      2,762,460
 1,425   Tarrant Cnty, TX Jr College Dist......    5.050      02/15/10      1,395,018
   850   Texas St Higher Edl Coordinating Brd
         College Student Ln Rev Sr Lien........    7.700      10/01/25        888,208
                                                                          -----------
                                                                            7,493,236
                                                                          -----------
         VIRGINIA  2.2%
 2,115   Richmond, VA (FSA Insd) (a)...........    5.500      01/15/16      1,997,575
                                                                          -----------
         WISCONSIN  1.1%
   170   Wisconsin Hsg & Econ Dev Auth
         Homeownership Rev Ser F...............    7.550      07/01/26        172,088
 1,000   Wisconsin St Hlth & Edl Fac Auth Rev
         Aurora Hlthcare Ser A.................    5.600      02/15/29        856,700
                                                                          -----------
                                                                            1,028,788
                                                                          -----------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         PUERTO RICO  5.5%
$4,800   Puerto Rico Comwlth Hwy & Trans Auth
         Hwy Rev Ser Y (FSA Insd)..............    6.250%     07/01/21    $ 5,079,360
                                                                          -----------
TOTAL INVESTMENTS  103.5%
  (Cost $92,563,810)..................................................     95,725,913
OTHER LIABILITIES IN EXCESS OF ASSETS  (3.5%).........................     (3,267,971)
                                                                          -----------
NET ASSETS  100.0%....................................................    $92,457,942
                                                                          ===========

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(d) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/ Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $92,563,810)........................  $ 95,725,913
Receivables:
  Interest..................................................     1,674,789
  Investments Sold..........................................       982,630
                                                              ------------
      Total Assets..........................................    98,383,332
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,502,724
  Custodian Bank............................................        98,551
  Income Distributions -- Common and Preferred Shares.......        59,081
  Investment Advisory and Administrative Fees...............        55,240
  Affiliates................................................         9,076
Trustees' Deferred Compensation and Retirement Plans........       100,461
Accrued Expenses............................................       100,257
                                                              ------------
      Total Liabilities.....................................     5,925,390
                                                              ------------
NET ASSETS..................................................  $ 92,457,942
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $ 34,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................        46,821
Paid in Surplus.............................................    64,532,602
Net Unrealized Appreciation.................................     3,162,103
Accumulated Undistributed Net Investment Income.............       527,607
Accumulated Net Realized Loss...............................    (9,811,191)
                                                              ------------
      Net Assets Applicable to Common Shares................    58,457,942
                                                              ------------
NET ASSETS..................................................  $ 92,457,942
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($58,457,942 divided by
  4,682,128
  shares outstanding).......................................  $      12.49
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                                October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 5,526,103
                                                              -----------
EXPENSES:
Investment Advisory and Administrative Fees.................      683,911
Preferred Share Maintenance.................................      117,570
Trustees' Fees and Related Expenses.........................       20,744
Legal.......................................................       11,680
Custody.....................................................        7,665
Amortization of Organizational Costs........................          540
Other.......................................................       88,331
                                                              -----------
    Total Expenses..........................................      930,441
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,595,662
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (811,767)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,200,728
  End of the Period.........................................    3,162,103
                                                              -----------
Net Unrealized Depreciation During the Period...............   (7,038,625)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(7,850,392)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(3,254,730)
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                     Year Ended         Year Ended
                                                  October 31, 1999   October 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................     $  4,595,662       $  4,618,008
Net Realized Gain/Loss.........................         (811,767)           344,445
Net Unrealized Appreciation/Depreciation During
  the Period...................................       (7,038,625)         2,146,304
                                                    ------------       ------------
Change in Net Assets from Operations...........       (3,254,730)         7,108,757
                                                    ------------       ------------
Distributions from Net Investment Income:
  Common Shares................................       (3,371,071)        (3,359,301)
  Preferred Shares.............................       (1,141,398)        (1,225,228)
                                                    ------------       ------------
Total Distributions............................       (4,512,469)        (4,584,529)
                                                    ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       (7,767,199)         2,524,228
NET ASSETS:
Beginning of the Period........................      100,225,141         97,700,913
                                                    ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $527,607 and $444,414, respectively).........     $ 92,457,942       $100,225,141
                                                    ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                                      -----------------------
                                                        1999           1998
-----------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)......... $ 14.144       $ 13.605
                                                      --------       --------
Net Investment Income................................     .982           .987
Net Realized and Unrealized Gain/Loss................   (1.677)          .532
                                                      --------       --------
Total from Investment Operations.....................    (.695)         1.519
                                                      --------       --------
Less Distributions from Net Investment Income:
  Paid to Common Shareholders........................     .720           .718
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders...........................     .244           .262
                                                      --------       --------
Total Distributions..................................     .964           .980
                                                      --------       --------
Net Asset Value, End of
  the Period......................................... $ 12.485       $ 14.144
                                                      ========       ========
Market Price Per Share at End of the Period.......... $10.6875       $13.3125
Total Investment Return at Market Price (b)..........  (14.88%)        19.91%
Total Return at Net Asset
  Value (c)..........................................   (6.93%)         9.38%
Net Assets at End of the Period (In millions)........ $   92.5       $  100.2
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares**....................................    1.46%          1.47%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)....................    5.42%          5.22%
Portfolio Turnover...................................      59%            44%

* Non-Annualized
**Ratio of Expenses to Average Net Assets Including
  Preferred Shares...................................     .95%           .97%

(a) Net Asset Value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                       November 26, 1993
                                         (Commencement
Year Ended October 31,                   of Investment
-----------------------                 Operations) to
       1997      1996      1995        October 31, 1994
      --------------------------------------------------
      $12.923   $12.828   $11.507          $ 13.783
      -------   -------   -------          --------
         .981      .983      .992              .894
         .652      .068     1.391            (2.377)
      -------   -------   -------          --------
        1.633     1.051     2.383            (1.483)
      -------   -------   -------          --------
         .690      .693      .774              .621
         .261      .263      .288              .172
      -------   -------   -------          --------
         .951      .956     1.062              .793
      -------   -------   -------          --------
      $13.605   $12.923   $12.828          $ 11.507
      =======   =======   =======          ========
      $11.750   $10.625   $10.750          $  9.625
       17.46%     5.35%    19.87%           (27.90%)*
       11.01%     6.29%    18.75%           (14.18%)*
      $  97.7   $  94.5   $  94.1          $   87.9
        1.53%     1.55%     1.68%             1.58%
        5.50%     5.62%     5.77%             6.06%
          39%       47%       84%              224%*
         .99%      .99%     1.05%             1.04%


                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended November 25, 1998.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $9,811,191 which will expire between October 31, 2002 and October 31, 2007.

    At October 31, 1999, for federal income tax purposes, cost of long-term investments is $92,563,810; the aggregate gross unrealized appreciation is $4,263,280 and the aggregate gross unrealized depreciation is $1,101,177, resulting in net unrealized appreciation on long-term investments of $3,162,103.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1999
--------------------------------------------------------------------------------

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $18,200 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.
    At October 31, 1999, Van Kampen owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $59,637,286 and $60,106,355, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on October 31, 1999, was 3.425%. During the year ended October 31, 1999, the rates ranged from 2.950% to 4.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Select Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Select Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Select Sector Municipal Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP
Chicago, Illinois
December 13, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
STEVEN MULLER
THEODORE A. MYERS
RICHARD F. POWERS, III*--Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Executive Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.

    1) With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Rod Dammeyer....................................      1,142         0

    2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                      # OF SHARES
                                                  --------------------
                                                  IN FAVOR    WITHHELD
----------------------------------------------------------------------
Steven Muller...................................  3,837,453    52,960
Wayne W. Whalen.................................  3,837,453    52,960

The other trustees of the Trust whose terms did not expire in 1999 are David C. Arch, Howard J Kerr, Dennis J. McDonnell, Theodore A. Myers, Don G. Powell* and Hugo F. Sonnenschein.

    3) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 3,848,495 shares voted for the proposal, 19,700 shares voted against and 23,360 shares abstained.

* On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.